Exhibit 99

BOAMS 05-8 - Price/Yield - A3

Balance	$25,000,000.00	Delay	24	WAC(1)	5.78643	WAM(1)	356
Coupon	5.5	Dated	8/1/2005	NET(1)	5.52693	WALA(1)	1
Settle	8/31/2005	First Payment	9/25/2005

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
100-05.50	5.504		5.447		5.343		5.271		5.188
100-06.50	5.500		5.441		5.331		5.254		5.167
100-07.50	5.497		5.434		5.319		5.238		5.146
100-08.50	5.494		5.428		5.306		5.221		5.125
100-09.50	5.490		5.421		5.294		5.205		5.103
100-10.50	5.487		5.415		5.282		5.188		5.082
100-11.50	5.483		5.408		5.269		5.172		5.061
100-12.50	5.480		5.402		5.257		5.156		5.040
100-13.50	5.477		5.395		5.245		5.139		5.019

Spread @ Center Price	125		135		128		121		117
WAL	14.650		5.990		2.817		2.063		1.583
Mod Durn	9.25		4.76		2.51		1.89		1.47
Principal Window	Sep05 - Nov29		Sep05 - Nov18		Sep05 - Dec10		Sep05 - Mar09		Sep05 - Mar08

LIBOR_1MO	3.56		3.56		3.56		3.56		3.56
CMT_10YR	4.213		4.213		4.213		4.213		4.213
Prepay	0 PSA		100 PSA		300 PSA		500 PSA		800 PSA
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.728	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-8 - Price/Yield - A13

Balance	$16,068,000.00	Delay	24	WAC(1)	5.78643	WAM(1)	356
Coupon	5.5	Dated	8/1/2005	NET(1)	5.52693	WALA(1)	1
Settle	8/31/2005	First Payment	9/25/2005

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
98-15.50	5.646		5.659		5.724		5.825		5.941
98-16.50	5.644		5.656		5.719		5.818		5.931
98-17.50	5.642		5.653		5.715		5.811		5.920
98-18.50	5.639		5.651		5.710		5.804		5.910
98-19.50	5.637		5.648		5.706		5.796		5.899
98-20.50	5.635		5.645		5.701		5.789		5.889
98-21.50	5.632		5.643		5.697		5.782		5.878
98-22.50	5.630		5.640		5.692		5.775		5.868
98-23.50	5.628		5.637		5.688		5.767		5.857

Spread @ Center Price	124		131		153		175		188
WAL	27.481		21.083		9.759		5.157		3.403
Mod Durn	13.74		11.94		7.10		4.34		3.01
Principal Window	Nov29 - Aug35		Nov18 - Aug35		Dec10 - Aug35		Mar09 - Jun13		Mar08 - Dec09

LIBOR_1MO	3.56		3.56		3.56		3.56		3.56
CMT_10YR	4.213		4.213		4.213		4.213		4.213
Prepay	0 PSA		100 PSA		300 PSA		500 PSA		800 PSA
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.728	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-8 - Price/Yield - A4

Balance	$74,888,000.00	Delay	24	WAC(1)	5.78643	WAM(1)	356
Coupon	5.5	Dated	8/1/2005	NET(1)	5.52693	WALA(1)	1
Settle	8/31/2005	First Payment	9/25/2005

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
99-28.00	5.538		5.520		5.479		5.448		5.412
99-29.00	5.535		5.514		5.469		5.434		5.393
99-30.00	5.532		5.509		5.459		5.420		5.375
99-31.00	5.529		5.504		5.448		5.406		5.357
100-00.00	5.525		5.498		5.438		5.392		5.338
100-01.00	5.522		5.493		5.428		5.378		5.320
100-02.00	5.519		5.488		5.418		5.364		5.302
100-03.00	5.516		5.483		5.408		5.350		5.283
100-04.00	5.513		5.477		5.397		5.336		5.265

Spread @ Center Price	125		137		141		139		136
WAL	16.835		7.990		3.515		2.465		1.841
Mod Durn	10.06		5.87		3.05		2.22		1.69
Principal Window	Sep05 - Nov32		Sep05 - Mar25		Sep05 - May13		Sep05 - May10		Sep05 - Nov08

LIBOR_1MO	3.56		3.56		3.56		3.56		3.56
CMT_10YR	4.213		4.213		4.213		4.213		4.213
Prepay	0 PSA		100 PSA		300 PSA		500 PSA		800 PSA
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.728	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-8 - Price/Yield - A12

Balance	$10,000,000.00	Delay	24	WAC(1)	5.78643	WAM(1)	356
Coupon	5.5	Dated	8/1/2005	NET(1)	5.52693	WALA(1)	1
Settle	8/31/2005	First Payment	9/25/2005

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
98-05.00	5.669		5.677		5.742		5.869		6.014
98-06.00	5.666		5.675		5.738		5.862		6.004
98-07.00	5.664		5.672		5.734		5.856		5.995
98-08.00	5.662		5.670		5.730		5.849		5.985
98-09.00	5.660		5.667		5.726		5.843		5.975
98-10.00	5.657		5.665		5.722		5.836		5.966
98-11.00	5.655		5.663		5.718		5.829		5.956
98-12.00	5.653		5.660		5.715		5.823		5.946
98-13.00	5.650		5.658		5.711		5.816		5.937

Spread @ Center Price	126		129		152		178		195
WAL	28.509		24.071		11.824		5.794		3.710
Mod Durn	13.94		12.88		8.24		4.81		3.26
Principal Window	Nov32 - Aug35		Mar25 - Aug35		May13 - Aug35		May10 - Jun13		Nov08 - Dec09

LIBOR_1MO	3.56		3.56		3.56		3.56		3.56
CMT_10YR	4.213		4.213		4.213		4.213		4.213
Prepay	0 PSA		100 PSA		300 PSA		500 PSA		800 PSA
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.728	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-8 - Price/Yield - A7

Balance	$16,398,000.00	Delay	24	WAC(1)	5.78643	WAM(1)	356
Coupon	5.5	Dated	8/1/2005	NET(1)	5.52693	WALA(1)	1
Settle	8/31/2005	First Payment	9/25/2005

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
100-25.50	5.353		5.089		5.047		5.037		4.948
100-26.50	5.348		5.076		5.033		5.023		4.931
100-27.50	5.342		5.064		5.019		5.009		4.915
100-28.50	5.337		5.051		5.006		4.995		4.899
100-29.50	5.331		5.039		4.992		4.981		4.883
100-30.50	5.326		5.026		4.979		4.968		4.867
100-31.50	5.320		5.014		4.965		4.954		4.851
101-00.50	5.315		5.001		4.952		4.940		4.834
101-01.50	5.309		4.989		4.938		4.926		4.818

Spread @ Center Price	123		103		99		98		89
WAL	7.127		2.744		2.500		2.447		2.065
Mod Durn	5.59		2.47		2.27		2.23		1.91
Principal Window	Aug06 - Oct17		Aug06 - Dec09		Aug06 - Jul09		Aug06 - Feb09		Aug06 - Mar08

LIBOR_1MO	3.56		3.56		3.56		3.56		3.56
CMT_10YR	4.213		4.213		4.213		4.213		4.213
Prepay	0 PSA		100 PSA		300 PSA		500 PSA		800 PSA
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.728	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-8 - Price/Yield - A2

Balance	$20,000,000.00	Delay	0	Index	LIBOR_1MO | 3.56	WAC(1)	5.78643	WAM(1)	356
Coupon	4.06	Dated	8/25/2005	Mult / Margin	1.0 / .5	NET(1)	5.52693	WALA(1)	1
Settle	8/31/2005	First Payment	9/25/2005	Cap / Floor	9.5 / .5

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
99-28.00	4.103		4.105		4.154		4.185		4.216
99-29.00	4.101		4.102		4.137		4.160		4.183
99-30.00	4.098		4.099		4.121		4.135		4.149
99-31.00	4.096		4.096		4.105		4.110		4.116
100-00.00	4.094		4.093		4.089		4.086		4.082
100-01.00	4.091		4.090		4.072		4.061		4.049
100-02.00	4.089		4.087		4.056		4.036		4.015
100-03.00	4.087		4.084		4.040		4.011		3.982
100-04.00	4.084		4.081		4.024		3.987		3.949

Spread @ Center Price	-24		-15		9		20		26
WAL	20.952		14.696		2.063		1.329		0.973
Mod Durn	13.18		10.37		1.92		1.26		0.93
Principal Window	Sep05 - Jan33		Sep05 - Aug27		Sep05 - Aug09		Sep05 - Nov07		Sep05 - Mar07

LIBOR_1MO	3.56		3.56		3.56		3.56		3.56
CMT_10YR	4.213		4.213		4.213		4.213		4.213
Prepay	0 PSA		100 PSA		300 PSA		500 PSA		800 PSA
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.728	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-8 - Price/Yield - A5

Balance	$20,000,000.00	Delay	0	Index	LIBOR_1MO | 3.56	WAC(1)	5.78643	WAM(1)	356
Coupon	1.44	Dated	8/25/2005	Mult /Margin	-0.2	NET(1)	5.52693	WALA(1)	1
Settle	8/31/2005	First Payment	9/25/2005	Cap / Floor	5 / 0.

Price	1	2	3	4	5
	Yield	Yield	Yield	Yield	Yield
0-18.50	400.597	391.071	361.524	328.155	279.193
0-19.50	370.154	361.044	331.628	298.250	249.785
0-20.50	343.775	335.043	305.685	272.243	224.205
0-21.50	320.724	312.334	282.976	249.428	201.759
0-22.50	300.426	292.351	262.942	229.256	181.911
0-23.50	282.431	274.645	245.144	211.296	164.238
0-24.50	266.379	258.859	229.231	195.204	148.403
0-25.50	251.979	244.707	214.922	180.701	134.134
0-26.50	238.995	231.953	201.987	167.564	121.210

Spread @ Center Price	29,609	28,811	25,895	22,537	17,809
WAL	20.952	14.696	2.063	1.329	0.973
Mod Durn	0.23	0.23	0.23	0.23	0.23
Principal Window	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA

LIBOR_1MO	3.56	3.56	3.56	3.56	3.56
CMT_10YR	4.213	4.213	4.213	4.213	4.213
Prepay	0 PSA	100 PSA	300 PSA	500 PSA	800 PSA
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.728	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.